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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  March 30, 2004
                                                 ------------------



                           COVER-ALL TECHNOLOGIES INC.
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             (Exact name of Registrant as Specified in its Charter)


          Delaware                   0-13124                     13-2698053
          --------                   --------                    ----------
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)             IDENTIFICATION NO.)


                18-01 Pollitt Drive, Fair Lawn, New Jersey 07410
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code         (201) 794-4800
                                                   -----------------------------


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.
              --------

         99.1              Press Release, dated March 30, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On March 30, 2004, Cover-All Technologies Inc. issued a press release, attached hereto as Exhibit 99.1, reporting its results for the year and quarter ended December 31, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Cover-All Technologies Inc.


Date: March 30, 2004               By:    /s/ Ann F. Massey
                                          -----------------------------------
                                   Name:  Ann F. Massey
                                   Title: Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT
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99.1     Press release of Cover-All Technologies Inc., dated March 30, 2004.




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